UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

Power-One, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29454	77-0420182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

740 Calle Plano
Camarillo, California		93012
(Address of principal executive offices)		(Zip Code)

(805) 987-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition.

The following information is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 23, 2009, Power-One, Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the first fiscal quarter of 2009.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into Item 2.02 of this Form 8-K by reference.

Item 8.01  Other Events.

The book value of the Company’s shareholders’ equity as of March 29, 2009 was $116.25 million and the Company’s corresponding book value per share was $1.32 based on total shares outstanding of 87,942,177 as of such date.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press release reporting the Company’s financial and operating results for the first fiscal quarter of 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 2009

POWER-ONE, INC.
(Registrant)

By:	/s/ Linda C. Heller
Linda C. Heller
Senior Vice President — Finance, Treasurer and Chief Financial Officer